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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    June 1, 1999


                           LCC INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)



           DELAWARE                   0-21213               54-1807038
 (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)           File Number)       Identification Number)



      7925 JONES BRANCH DRIVE, MCLEAN, VIRGINIA                22102
       (Address of principal executive offices)              (Zip Code)


             Registrant's telephone number, including area code:
                                (703) 873-2000




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                           LCC INTERNATIONAL, INC.

ITEM 5      OTHER EVENTS

      On June 1, 1999, LCC International, Inc. issued a press release announcing the appointment, effective as of June 14, 1999, of David N. Walker as its Chief Financial Officer. Enclosed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference is the text of the June 1, 1999 press release.



ITEM 7      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)         Exhibits.

99. Press Release, dated June 1, 1999, regarding the appointment of David N. Walker as Chief Financial Officer of LCC.



                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LCC INTERNATIONAL, INC.


Date:  June 3, 1999                       By:  /s/ Peter A. Deliso
                                             --------------------------------
                                          Peter A. Deliso
                                          Vice President, Corporate Affairs,
                                          General Counsel and Secretary



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
                                EXHIBIT INDEX
                                -------------


Exhibit                          Description                           Page
-------                          -----------                           ----

   99. Press Release, dated June 1, 1999, regarding the appoint-ment of David N. Walker as Chief Financial Officer.




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